Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2019
Contingent Liabilities Commitments and Liens [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

NOTE 9:-	CONTINGENT LIABILITIES AND COMMITMENTS

The Company is obligated to pay royalties to the Government of Israel through the IIA at the rates of 3% to 3.5% on sales proceeds from products developed through the grants received from the IIA. The maximum amount of royalties payable to the Government of Israel is limited to 100% of the grants received, linked to the dollar and bearing interest at the LIBOR rate. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company expects to incur sales that will trigger payments of royalties starting 2020. As of December 31, 2019, the Company's aggregate contingent obligations for payments to IIA, based on royalty-bearing participation received or accrued amounted to $33,440 (including interest of $5,837).